Sale of Worldwide Packaged Foods and Asia Fresh Produce Businesses September 18, 2012 Exhibit 99.2

2 2
Forward-Looking Statements
The information presented here contains "forward-looking
statements," within the meaning of the Private Securities Litigation
Reform Act of 1995 that involve a number of risks and uncertainties.
Forward looking statements, which are based on management's
current expectations, are generally identifiable by the use of terms such as "may," "will," "expects," "believes," "intends," "anticipates"
and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include weather-related phenomena; market
responses to industry volume pressures; product and raw materials supplies and pricing; energy supply and pricing; changes in interest and currency exchange rates; economic crises and security risks in developing countries; international conflict; and quotas, tariffs and other governmental actions. Further information on the factors that could affect Dole's financial results is included in its SEC filings, including its Annual Report on Form 10-K.

Overview of Transaction
May 2012:  announced strategic business review
As a result of this initiative, we have reached an agreement to sell our
Worldwide Packaged Food and Asia Fresh businesses (together “Dole Asia”)
to Itochu Corporation
Proceeds of $1.68 billion in cash will be used to pay down existing indebtedness,  pay deal-related expenses, for restructuring expenses associated with the transaction and other corporate purposes
Dole Food Company (“Dole”) will remain an international company, focused on the fresh fruit and vegetables business in North America, Latin America and
Europe
The transaction is subject to Dole stockholder approval and customary regulatory approvals
We expect the transaction to close in late 2012

Transaction Rationale
Realizes a premium valuation for a Dole Asia
Enables significant de-leveraging and increases financial flexibility
- Creates a transformed Dole platform that is able to pursue growth opportunities within the sector
Retains industry-leading fresh fruit and vegetable business and brand ownership beyond the scope of activities of Dole Asia
businesses
Continued targeted focus on the growing health/wellness trends and leader in nutrition education in the fresh fruit and vegetable sectors
Retains significant operating asset base, as well as non-core assets, including approximately 25,000 acres of Hawaiian land

Fresh Fruit
Sales:$4.5B (67% of total)
Notes:  Figures based on 2011, excludes revenues and Adjusted EBITDA from divested European operations;
Adjusted EBITDA from operations excludes corporate overhead of $50 million
Dole Asia
Transaction includes the
sale of 100% of the
Worldwide Packaged
Foods business and 29%
of Dole’s existing Fresh
Fruit business

Worldwide Packaged Foods
Sales: $1.2B (18% of total)
Fresh Vegetables
Sales: $1.0B (15% of total)
Asia Fresh Produce
Sales: $1.3B
Adj EBITDA: $65 million
Worldwide Packaged Foods
Sales: $1.2B
Adj EBITDA: $123 million
Dole Asia
Sales: $2.5B (37% of total)
Adj EBITDA: $188 million
(43% of total)
Dole Food Company
Sales: $6.7B
Adj EBITDA from ops: $434  million

Dole
Shakers
Dole
Dole

Europe 6%
Other 3%
Canada 9%
Asia 11%
US 71%

Other 12%
Middle East 9%
China 10%
Korea 13%
Japan 56%

Dole Asia Business Profile

Core products
Relevant market
positions
Financials
Geographic mix
(2011 revenue)
Worldwide Packaged Asia Fresh
–
– Canned fruit juice
– Fruit juice concentrate
– Fruit in plastic cups, jars
and pouches
– Fruit parfaits
– Healthy snack foods
– Frozen fruit
– Fresh fruit
– Fresh vegetables
– #1 plastic fruit cups in US
– #1 canned pineapple in US
– #1canned pineapple juice in US
– #1 frozen fruit in US
– #1 bananas in Japan
– #1 pineapples in Japan
– #2 bananas in Korea
– 2011 revenue: $1.2B
– 2011 Adjusted EBITDA: $123 million
– 2011 revenue: $1.3B
– 2011 Adjusted EBITDA: $65 million
Canned fruit

Dole Food Company
Pro forma Dole business
includes 100% of the
Fresh Vegetables
business and 71% of
Dole’s existing Fresh Fruit
business
Notes:  Figures based on 2011, excludes revenues and Adjusted EBITDA from divested European operations;
Adjusted EBITDA from operations excludes corporate overhead of $50 million.

Worldwide Packaged Foods
Sales: $1.2B (18% of total)
Fresh Fruit
Sales:$4.5B (67% of total)
Fresh Vegetables
Sales: $1.0B (15% of total)
Dole Food Company
Sales: $6.7B
Adj EBITDA from ops: $434 million
Fresh Fruit
Sales: $3.2B
Adj EBITDA: $193 million
Fresh Vegetables
Sales: $1.0B
Adj EBITDA: $53 million
Dole Food Company
Sales: $4.2B (63% of total)
Adj EBITDA from ops: $246 million
(57% of total)

Cost Savings Initiative
In connection with the announced transaction, Dole will undertake cost savings and right-sizing initiatives
Dole will realign and streamline its global personnel structure to conform to the specific needs of the remaining fresh produce businesses
Cost savings initiatives and corporate restructuring are expected to result in aggregate savings of approximately $50 million annually
Full run-rate of these savings expected to be fully implemented by the end of fiscal 2013

Dole Food Company Business Profile

North
America
58%
Europe
33%
Other
9%
Business overview
Core products
Financials
Geographic mix
(2011 revenue)
Industry-leading fresh produce business, primarily focused on North America, Latin
America and Europe
Fresh fruit
Fresh vegetables
Fresh berries
Packaged salads
2011 revenue: $4.2B
2011 Adjusted EBITDA from ops: $246 million

Valuable Asset Base
Dole California docked at the Port of San Diego
Asset Type Description
Farms and other
land holdings
113,000 owned acres, including ~25,000
non-core acres in Hawaii
Processing
facilities
5 salad manufacturing plants
Ships and
containers
11 owned and 6 chartered/leased vessels
13,300 refrigerated containers; 1,300 dry
containers; 5,300 chassis and 4,000
generator sets
Other
Port facilities in each country
Offices, housing compounds, schools and
hospitals
Research facilities
Bessemer City, NC packaged salad plant

Founded over 150 years ago, and built on a rich
tradition of industry leadership
State-of-the-art, vertically-integrated refrigerated
supply chain
Over $500 million FMV of non-core assets (e.g.
idle land)
Ecuador banana plantation

Strategy
Supply the finest, high
quality, healthy and nutritious
fresh fruits and vegetables
Lead the industry in nutrition
research and education
Leverage           brand
strength
Expand value-added and
organic product offerings
Continue to drive supply
chain efficiencies throughout
our businesses

Financial Terms and Impact on Dole
(US$ in millions)
Pre-transaction Adjustments Post-transaction
2011 Revenue $6,685 ($2,485) $4,200
2011 Adjusted EBITDA
Cost savings
$384
($188)
+$50
$246*
Debt (as of 6/16/12) $1,656 $260**
Total debt / 2011 EBITDA 4.3x 1.0x
Net debt / 2011 EBITDA 4.0x 0.7x
2011 Capital expenditures $74 $41
Net interest expense $138 $16

Note:  Excludes revenues and Adjusted EBITDA from divested European operations
*Shown pro forma net of anticipated $50 million cost savings.
**Post transaction debt takes into consideration ~$300 million cash costs associated with the transaction, including taxes, debt breakage, restructuring costs, and deal related expenses

Appendix 13

Non-GAAP Financial Measures
Earnings before interest, taxes and discontinued operations (“EBIT before discontinued operations”), Adjusted EBITDA and Adjusted
EBITDA from operations are measures commonly used by financial analysts in evaluating the performance of companies. EBIT before discontinued operations is calculated from net income by adding interest expense and income tax expense, and adding the loss or subtracting the income from discontinued operations, net of income taxes. Adjusted EBITDA is calculated from EBIT before discontinued operations by: (1) adding depreciation and amortization from continuing operations; (2) adding the net unrealized loss or subtracting the net unrealized gain on foreign currency and bunker fuel hedges and the cross currency swap which do not have a more than insignificant financing element present at contract inception; (3) adding the net loss or subtracting the net gain on the long-term Japanese yen hedges; (4) adding the foreign currency loss or subtracting the foreign currency gain on the vessel obligations; (5) adding the net unrealized loss or subtracting the net unrealized gain on foreign denominated instruments; (6) adding share-based compensation expense; (7) adding charges for restructuring and long-term receivables; (8) adding loss on early retirement of debt; and (9) subtracting the gain on asset sales.  Due to the fact that the long-term Japanese yen hedges had more than an insignificant financing element at inception, the liability is treated similar to a debt instrument and the associated cash flows are classified as a financing activity. As a result, both the realized and unrealized gains and losses related to these hedges are subtracted from or added back to EBIT before discontinued operations when calculating Adjusted EBITDA. Adjusted EBITDA from operations is calculated from Adjusted EBITDA by adding corporate overhead expense. These items have been adjusted because management excludes these amounts when evaluating the performance of Dole. Net debt is calculated as total debt less cash.
EBIT before discontinued operations, Adjusted EBITDA and Adjusted EBITDA from operations are not calculated or presented in accordance with U.S. GAAP and are not a substitute for net income attributable to Dole Food Company, Inc., net income, income from continuing operations, cash flows from operating activities or any other measure prescribed by U.S. GAAP. Further, EBIT before discontinued operations, Adjusted EBITDA and Adjusted EBITDA from operations as used herein are not necessarily comparable to similarly titled measures of other companies. However, Dole has included these three measures herein because management believes that they are useful performance measures for Dole and for securities analysts, investors and others in the evaluation of Dole.

Reconciliation of Net Income to EBIT before
Discontinued Operations and Adjusted EBITDA
2011
Net income (loss) 42 $
Discontinued operations, net -
     Income (loss) from continuing operations 42
Interest expense 142
Income taxes 7
     EBIT before discontinued operations 191
Depreciation and amortization 104
Net unrealized (gain) loss - derivatives 7
Net loss on long-term Japanese yen hedges 21
Foreign currency (gain) loss - vessel obligations -
Net unrealized (gain) loss - foreign instruments 3
Share-based compensation 9
Charges for restructuring and long-term receivables 30
Refinancing charges and loss on early retirement of
notes 26
Gain on asset sales (5)
     Adjusted EBITDA 386 $

Fiscal Year
($ millions)

Note:  Includes divested European operations

Full Year 2011 Adjusted EBITDA by Segment
($ millions)

Note:  Includes divested European operations
Year Ended December 31, 2011
EBIT before disc. ops. 172 $  31 $             97 $           (109) $          191 $
Net unrealized (gain) loss - derivatives 2 - 2 3 7
Net loss on long-term Japanese yen hedges 1 - - 20 21
Net unrealized (gain) loss - foreign instruments - - 1 2 3
Share-based compensation 2 1 - 6 9
Charges for restructuring and long-term receivables 30 - - - 30
Refinancing charges and loss early retirement notes - - - 26 26
Gain on asset sales (5) - - - (5)
Sub total 202 32 100 (52) 282
Depreciation and amortization 58 21 23 2 104
Adjusted EBITDA 260 $  53 $             123 $         (50) $            386 $
Fresh
Fruit
Fresh
Vegetables
Packaged
Foods
Corporate/
Other
Total

17